46th Annual EEI Financial Conference
November 2011
Exhibit 99.1
Exhibit 99.1

2
2011 Fall EEI

Safe Harbor Provision

 Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
 Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut
 Natural Gas Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company
 include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on
 Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
James P. Torgerson
President and Chief Executive Officer

3
2011 Fall EEI
Contents
❑ Overview
 ú Corporate Structure
 ú Investment Highlights
 ú YTD 3Q ’11 Financial Results
 ú Debt Maturities & Credit Ratings
 ú ’11 Earnings Guidance
 ú UIL Integration
❑ UIL Forecasts
 ú Capital Expenditure
 ú Average Rate Base
❑ Business Operations & Services
 ú Gas distribution
 ú Electric transmission
 ú Electric distribution
 ú Generation
 ú Smart Systems
❑ Governmental and Regulatory Updates
❑ Conclusion

2011 Fall EEI
UIL - Corporate Structure
4
›
Service territory: 716 sq
miles
-
Greater Hartford
-
New Britain & Greenwich
›
~160,000 customers
›
319 employees
›
2,011 miles of mains with
~124,000 services
›
Allowed ROE of 9.41%
going forward
Service territory: 512 sq
miles from Westport, CT
to Old Saybrook, CT
›
~178,000 customers
›
290 employees
›
2,273 miles of mains with
~131,000 services
›
Allowed ROE of 9.36%
going forward
›
Service territory: 716 sq
miles
-
Greater Hartford
-
New Britain & Greenwich
›
~160,000 customers
›
319 employees
›
2,011 miles of mains with
~124,000 services
›
Connecticut Natural Gas
(CNG)
Service territory: 512 sq
miles from Westport, CT
to Old Saybrook, CT
›
~178,000 customers
›
290 employees
›
2,273 miles of mains with
~131,000 services
›
Southern Connecticut Gas
(SCG)

2011 Fall EEI
Investment Highlights
5
❑ Electric distribution & transmission and gas distribution utilities -
 complementary earnings patterns
❑ Growth opportunities
❑ Disciplined capital investment program
❑ Commitment to investment grade credit profile
❑ Consistent history of dividend payments (5.1% yield as of 11/2/11)
Gas Operations
Electric Operations
ú Identified capital expenditure projects
 with clear need
ú Growth opportunities - converting
 residentials and businesses to gas heat
ú Winter peaking
ú Objective is to achieve allowed ROEs
ú Identified capital expenditure projects
 with clear need
ú Growth opportunities in transmission
ú Summer peaking
ú 50% owner in peaking generation
 plants
ú Opportunity to invest in regulated
 renewables generation
ú Objective is to achieve allowed ROE

6
2011 Fall EEI
❑ $34M or 76% increase in net income compared to YTD 3Q ’10
 ú Gas distribution net income of $29.7M YTD ’11, no comparable income in ‘10
 ú Both GenConn peaking generation plants are now operating in the ISO-NE markets and YTD contributed to UIL pre-tax income of $8.2M, compared to a pre-tax loss of $0.5M YTD 3Q ‘10
 ú YTD net income for electric transmission was $23.2M, an increase of $3.7M compared to YTD 3Q ’10, primarily attributable to an increase in the allowance for funds used during construction due to increased CWIP
❑ Average D & CTA ROE as of 9/30/11: 9.63%
❑ Preliminary average ROE as of 9/30/11: SCG 8.30-8.40%, CNG 8.90-9.00%
Net Income ($M)

YTD ’11 vs. YTD ‘10 Financial Results
by Business

7
2011 Fall EEI
** To be remarketed
Amounts may not add due to rounding
Based on current plans - expect no need for external equity at least through 2013
UI Pollution Control Revenue Bonds
UI Equity Bridge Loan repaid in July
UIL Debt retired in Feb
SCG, CNG & Berkshire
Near-Term Debt Maturities
($M)
$5
Berkshire note repaid in May
 SCG notes refinanced

Issuer	S&P	Moody’s
UIL Holdings	BBB (Stable)	Baa3 (Stable)
United Illuminating	BBB (Stable)	Baa2 (Stable)
SCG	BBB (Stable)	Baa2 (Stable)
CNG	BBB (Stable)	Baa1 (Stable)
Berkshire	BBB (Stable)	Baa2 (Stable)
Issuer
Credit Ratings

**
Debt Maturities & Credit Ratings

8
2011 Fall EEI
Current Assumptions
ú Electric distribution, CTA & other and Gas distribution ranges were narrowed reflecting year-to-date performance
ú GenConn expected to earn $0.12-$0.14 per share
ú UIL Corporate was reduced to reflect tax savings resulting from the deductibility of certain gas company acquisition costs

‘12 earnings expectations will be discussed on the
4Q ‘11 earnings call

Increased ‘11 Earnings Expectations
as of 11/4/11

2011 Fall EEI
Expected On-going Savings of $11.6M
9
$M
UIL Integration
❑ Integration progressing on schedule
❑ Successfully completed a major SAP system cutover from Iberdrola USA (IUSA) at the beginning of August
❑ Substantially exited Transition Services Agreement as of the end of September ‘11

2011 Fall EEI
UIL Forecasts

2011 Fall EEI
UIL 2012-2021 Capital Expenditure Forecast
11
* 2011 capex details can be found in the appendix
** Includes GenConn equity investment & 6-yr forecast (2010A-2015P) for Gas distribution
Does not include potential to construct, own and operate up to 10MW of Class I renewable generation
Amounts may not add due to rounding
Presentation format for 10-yr CapEx has
changed (and will be the format going
forward). Includes future 10 years (2012-
2021). Previous format included present
year and future 9 years.
❑ Previous 2011 capex forecast, $383M*
❑ Identified projects with clear need
❑  Full 10-yr forecast for Gas distribution capex
 ú Previous 6-yr forecast (2010A-2015P), $417
❑ Increased IT-related projects in UIL Corporate

2011 Fall EEI
GenConn Equity Investments:
Rate Base $M (Excluding GenConn Equity Investments):
$2,062
$2,235
$2,388
$2,535
$2,731
2%
43%
22%
33%
1%
41%
22%
36%
40%
22%
38%
40%
22%
38%
38%
24%
38%
Electric distribution
CTA
Gas distribution*
Electric transmission
Amounts may not add due to rounding
* Gas distribution rate base by company can be found in the appendix
12
CAGR 7.3%
Gas distribution
4.1%
Electric transmission
9.2%
Electric distribution
11.6%
2012-2016 Average Rate Base Forecast

Gas distribution

14
2011 Fall EEI
American Community Survey’s selected housing characteristics estimates show a large percentage of households in Connecticut do not use natural gas for heating
Litchfield
62%
13%
16%
4%
5%
Fairfield
47%
35%
15%
2%
1%
Connecticut
50%
31%
15%
2%
1%
New Haven
46%
35%
16%
2%
2%
Middlesex
63%
11%
18%
4%
3%
New London
63%
11%
19%
3%
4%
Windham
68%
9%
11%
8%
4%
Tolland
67%
9%
13%
5%
4%
Hartford
41%
42%
13%
1%
2%
Fuel oil, kerosene
Electricity
Utility gas
Bottled, tank or LP gas
Other¹
Source: U.S. Census Bureau; Average data for 2005-2009
1 Other includes coal or coke, wood, solar, no fuel used and other
# Occupied
housing units:
1,327,482
73,704
339,516
52,993
42,653
104,468
65,476
322,752
325,920
(0)
(17)
(2)
(12)
(0)
(0)
(4)
(9)
The # in parentheses represents
the number of cities or towns in
that county that are served by a
UIL gas company.
Approximately 37% of businesses & households on UIL gas mains are not currently natural gas customers

Gas Distribution
Potential for Heating in CT

2011 Fall EEI
(1) Residential and commercial
15
Gas Distribution
Heating Conversions
❑ Interest in conversions increasing as heating season begins
 ú Direct mail marketing deployed in October to increase customers’ awareness of conversion benefits
 ú Financing options are being expanded to assist customers with up-front conversion costs
 ú Natural gas supply prices are low and expected to remain low for the foreseeable future
❑ Approximately 6,800 customer(1) additions in 2010
 ú Targeting 30,000-35,000 additional gas heating customers over the next 3 years
 ▪ ’11 - approximately 25% increase over ‘10 levels
 ▪ ’12 - approximately 50% increase over ’10 levels
❑ Through September, residential conversions are 13% ahead of ‘10 levels
 ú YTD 9/30/11, there were 4,129 conversions, compared to 3,654 conversions for YTD
 9/30/10

❑ New residential customers are anticipated to generate approximately $280-$315 of distribution net operating income per customer

16
2011 Fall EEI
 ❑ New main is required to serve the new construction
 ❑ New main will pass 79 homes that are mostly heated with oil
 ❑ 18 homes already signed up for conversion
 ❑ Opportunity - 61 homes that will be on the new main

Gas Distribution
Example of Neighborhood Expansion

17
2011 Fall EEI

Gas Distribution
CapEx Forecast
Gas Distribution CapEx Forecast $M
❑ Previous 2011 capex forecast, $61M
❑ Revised UIL Gas distribution
 forecast
 ú Previous 5-yr forecast was provided
 by IUSA
❑ Forecast addresses replacement of
 cast iron & bare steel
 ú Base spend of approx. $26M annually
 ú Accelerated infrastructure spending
 of approx. $121M over 10 years
❑ New Business
 ú Heating conversions
 ú Main extensions

18
2011 Fall EEI

Gas Distribution
Examples of Projects
Replacement Services & Mains
ú Replacement of cast iron & bare steel
ú Enhances system performance
ú Program: on-going
~ $381M (2012-2021)

Electric transmission

20
2011 Fall EEI

Electric Transmission
CapEx Forecast
❑ Previous 2011 capex forecast,
 $69M
❑ CapEx is well-diversified in
 scale and category
 ú Not highly dependent on a few
 major projects or load growth
 ú See next slide for examples
❑ Only includes high probability
 projects …
 ú Although UI is working on other
 growth opportunities, they are not
 included until highly likely
Transmission CapEx Forecast $M

21
2011 Fall EEI

Electric Transmission
Examples of Projects
Grand Avenue 115 kV Switching
Station Rebuild
Shelton 115/ 13.8 kV Substation
Union Avenue 115/ 26.4 kV
Substation
ú Addresses short circuit capability issues and
 aged/obsolete infrastructure
ú Under
 construction
ú Planned in-service
 2012
~ $60M*
ú Meets Greater Shelton area load growth
ú In Planning
ú Planned in-
 service 2014
~ $25M*
ú Under
 construction
ú Planned in-service
 2012
~ $15M*
ú Addresses infrastructure condition,
 maintenance short circuit capability concerns
ú Phased
 upgrades in
 engineering and
 construction
ú Planned in-
 service 2011-
 2013
~ $22M*
East Shore 115 kV Substation Upgrades
* Dollars shown are rounded/approximate expected total project Transmission CapEx (generally including both spend to date and future expected spend); excluding AFUDC.

2011 Fall EEI
Electric Transmission
Growth Outside Service Territory
Region-wide RPS Satisfaction
22
New England East-West Solution (NEEWS)
ú 2020 gap is
 significant
ú Unlikely to be
 satisfied by
 current queue
ú Significant
 transmission
 will be needed
ú Together with
 NU, NStar,
 NGrid, UI is
 cooperatively
 researching
 economical
 delivery
UI Participation in CL&P Project:
ú UI’s portion of investment: greater of $60M* or 8.4%
 of CL&P’s costs for the CT portions of:
 ▪ Greater Springfield Reliability, Interstate
 Reliability, Central CT Reliability Projects
ú UI deposits thru end Nov. ‘11: $9.6M
 ▪ Remaining investments expected to be made over a
 period of 3 to 5 years
ú On 8/29/11, FERC approved UI’s request for a 125
 basis point ROE adder resulting in a total project
 ROE of 12.89% once assets are in service
*Based on most recent information/estimate from NU

2011 Fall EEI
Electric Transmission
Developments
FERC Order 1000
❑ Issued by FERC on July 21, 2011. Includes
 provisions related to:
 ú Incorporating public policy into transmission
 planning
 ú Transmission cost allocation
 ú Limitation on right of first refusal
 ú Inter-regional transmission coordination
❑ Potentially enhances UIL’s ability to participate in
 renewable transmission
❑ Initial review indicates that New England is
 already compliant with many of the
 requirements …
 ú But, stakeholders will need to reach consensus on
 some, e.g. incorporation of public policy
 ú Initial stakeholder discussions have begun
23
Challenge to Regional Base
 ROE
❑ “206” Complaint filed by multiple
 state governmental parties on
 September 30, 2011
 ú Claims that New England TO’s base
 ROE is too high …
❑ Multiple New England TOs
 (including UI) filed a response on
 October 20, 2011
 ú Demonstrates that ROE is at an
 appropriate level
❑ FERC will decide, but date of
 decision uncertain

Electric distribution

25
2011 Fall EEI

Electric Distribution
CapEx Forecast
Electric Distribution CapEx Forecast $M
❑ Previous 2011 capex forecast,
 $172M
❑ CapEx is well-diversified in
 scale and category
 ú Forecast is not highly
 dependent on a few major
 projects or load growth

26
2011 Fall EEI

Electric Distribution
Examples of Projects
Central Facility - UI Office &
Operations Building
Splice Chamber Remediation
Network Infrastructure Replacement
Distribution Transformer
Replacement Program
ú Consolidate all UI “Work Centers” onto a
 single site referred to as the Central Facility
ú Under
 construction
ú Planned in-service
 2012
~ $128M*
ú Rebuild deteriorated underground splicing
 chambers
ú In progress
ú Annual program
 over 10 years
~ $8M per year
ú In progress
ú Annual program
 over 10 years
~ $5M per year
ú Infrastructure program to replace transformers due
 to poor physical condition, inadequate capacity, that
 could potentially contain levels of PCBs
ú In progress
ú Annual program
 over 10 years
~ $7M per year
* Dollars shown are rounded/approximate expected total project Distribution CapEx (generally including both spend to date and future expected spend).

2011 Fall EEI
Electric Distribution
Recent Storm Update
Tropical Storm Irene
❑ 59% of electrical circuits experienced outages
❑ More than 10,000 locations worked on by crews
❑ Nearly 50% of UI’s customers were without power at
 the peak
 ú 99.8% restored within 7 days
❑ Participated in post-Irene legislative hearings
❑ As of 9/30/11, the cost estimate was approximately
 $20M, of which approximately $4M has been
 capitalized
 ú In accordance with PURA regulatory decision and past
 storm guidance, a regulatory asset has been established
 for storm-related O&M costs
 ú Expect to seek recovery of these costs in a future rate
 proceeding
Autumnal Storm Alfred
❑ Approximately 16% of UI’s customers experienced
 power outages
 ú 99.9% of all customers had power within 3 days
27
Tropical Storm Irene
Impact across UI service territory
Peak of Tropical Storm Irene coincidental with
high tide - extensive flooding at two UI
substation properties

Generation

2011 Fall EEI
❑ Regulated COS approach
 ú ROE, lifetime floor - 9.75%
 ú 50/50 - debt/equity
 ú Annual PURA rate case
❑ Both GenConn Devon & Middletown are now operating in the ISO-New England (ISO-NE)
 markets
 ú UIL reported pre-tax income of $3.5M and $8.2M in the 3Q and first nine months of ’11, respectively
29
Generation
GenConn Energy - Peaking Generation
Project Highlights
Locations	Devon & Middletown
Technology	GE LM6000
Capacity	400 MW (188MW each at Devon and Middletown)
Off Taker	CL&P
50/50 Joint Venture between UI and NRG
Devon
Middletown

30
2011 Fall EEI

Generation
Regulated Renewables Development Opportunity
❑ CT Public Act 11-80 / Section 127 (effective July 1,
 2011) authorizes UI to construct, own, operate and
 rate base Class I renewable generation up to 10MW
 ú Solar Photovoltaics
 ú Fuel Cells
 ú Wind Turbines
❑ Expected investment up to $40-$50M over the next
 two - three years
❑ PURA filing expected by the first quarter 2012
❑ Entry into renewable generation
❑ Supports public policy objectives
❑ Aligns with sustainable business strategy

Smart Systems

32
2011 Fall EEI

Smart Systems
UI’s Mesh Network
Modernization of UI’s Electric System
❑ Over 337,000 meters -
 ú 80,000 two-way w/remote
 disconnect capability
 ú Meters have
❑ Mesh Network

❑ Master Data is stored in Meter
 Data Management - interface
 with SAP
❑ Outage Mgt System uses meter
 intelligence for restoration and
 communication
❑ Over 33% of our customers
 have Time-of-Day rates

Governmental and Regulatory
Updates

34
2011 Fall EEI
❑ Annual revenue requirement filed with CT PURA on 7/29/11 (DN 11-07-
 12)
 ú Requesting approximately $78M for the period commencing 1/1/12 -
 12/31/12
 ú Draft decision expected 12/7/11
 ú Final decision expected 12/21/11
❑ Final decision by CT PURA approving CNG & SCG settlement of rate case appeals was issued on 8/3/11 (DN 08-12-06RE02 & DN 08-12-07RE02)
 ú Resolves all pending issues related to the rate case appeals
 ú Removes the 10 basis point ROE penalty for monitoring
 ú Authorized ROEs going forward: CNG - 9.41%, SCG - 9.36%
 ú Terminates the SCG potential overearnings investigation
 ú Companies are allowed to recover carrying charges on the interim rate decrease amounts over-credited to customers during the stay of the rate case decisions (since 2009)
 ▪ Approximately $3.7M to be recovered and collected over the next two non-winter periods, $2.2M booked to earnings in 3Q ‘11
❑ BGC - regulated by the Massachusetts Department of Public Utilities (DPU)
 ú 10-yr rate plan expiring 1/31/12

Regulatory Update

35
2011 Fall EEI
❑ Electric Decoupling final decision (DN 08-07-04 RE03)
 ú Issued on 8/31/11
 ú Approved decoupling credit of $1.4M for ’10 rate year
 ú Allows decoupling mechanism to continue until next general rate case proceeding
❑ Utility Company Storm Response Docket (DN 11-09-09)
 ú Investigation of the service response and communications of utilities in CT following Tropical Storm Irene
❑ Transmission ROE
 ú Several New England governmental entities have filed a complaint with FERC regarding the base return on equity for transmission investments
 ▪ Claim that the current approved base ROE on transmission investments of 11.14% is not just and reasonable and are seeking a reduction of the base ROE to 9.20%
❑ Electric Distribution Rate Case
 ú Evaluating timing of distribution rate case to reflect significant investments in distribution infrastructure
❑  Generic ROE Proceeding (DN 09-10-06)
 ú PURA schedule has not been updated

Regulatory Update - continued

36
2011 Fall EEI

Governmental Update
❑ Implementation of Public Act 11-80
 ú Department of Energy & Environmental Protection (DEEP) was created
 ú Former DPUC has become the Public Utilities Regulatory Authority (PURA)
 ▪ Change from 5 DPUC commissioners to three PURA directors
 ▪ Kevin DelGobbo (former DPUC chair), John Betkoski and Anna Ficeto
 ú Allows each electric distribution company to develop and own up to 10 MW renewable source generation
❑ Post-Storm Irene Investigations
 ú Participated in two legislative hearings
 ú Governor Malloy established a State Team Organized for the Review of Management of
 Irene (S.T.O.R.M. Irene) assessment team
❑ Low Income Home Energy Assistance Program (LIHEAP)
 ú Anticipate significant reductions in funds available for home energy assistance programs
❑ Next Legislative Session February-May ‘12

Conclusion

2011 Fall EEI
Investment Highlights
38
❑ Electric distribution & transmission and gas distribution utilities -
 complementary earnings patterns
❑ Growth opportunities
❑ Disciplined capital investment program
❑ Commitment to investment grade credit profile
❑ Consistent history of dividend payments (5.1% yield as of 11/2/11)
Gas Operations
Electric Operations
ú Identified capital expenditure projects
 with clear need
ú Growth opportunities - converting
 residentials and businesses to gas heat
ú Winter peaking
ú Objective is to achieve allowed ROEs
ú Identified capital expenditure projects
 with clear need
ú Growth opportunities in transmission
ú Summer peaking
ú 50% owner in peaking generation
 plants
ú Opportunity to invest in regulated
 renewables generation
ú Objective is to achieve allowed ROE

Q & A

Appendices

41
2011 Fall EEI

3Q & YTD 2011 Financial Results - Details
❑ Electric distribution, CTA, GenConn & Other
 ú 1% increase in net income YTD, 3Q was lower primarily due to mark to market & effective tax rate adjustments, offset by GenConn earnings
 ▪ The mark to market & effective tax rate adjustments reduced net income by $2.3M & $3.4M for the
 3Q & first nine months of ’11, respectively
 ▪ GenConn contributed to UIL pre-tax income of $3.5M & $8.2M for the 3Q & first nine months of ’11, respectively
 ú Average D & CTA ROE as of 9/30/11: 9.63%
❑ Electric transmission
 ú 19% increase in net income for the quarter & YTD
 ▪ Increase attributable to an increase in the allowance for funds used during construction due to increased CWIP
❑ Gas Distribution
 ú YTD income of $29.7M , 3Q loss of $6.2M due to seasonality of earnings
 ú YTD - colder than normal winter season in New England in ’11
 ú Recovered approximately $2.2M pre-tax of carrying charges in the 3Q ’11 on interim rate decrease amounts over-credited to customers during stay of rate case decisions
 ▪ Recovery of carrying charges will continue until the outstanding surcharge balance is exhausted
 ú Preliminary average ROE as of 9/30/11: SCG 8.30-8.40%, CNG 8.90-9.00%
❑ Corporate
 ú YTD after-tax costs of $9.4M, a decrease of $0.1M compared to ’10
 ú After-tax costs of $2.3M in the 3Q, a decrease of $2M compared to 3Q ’10
 ú The decrease for the quarter & YTD was primarily attributable to the absence in ’11 of after-tax acquistion related costs that occurred in the 3Q ’10, partially offset by the interest expense related to the October ‘10 issuance of $450M of public debt
 ú Interest expense on the $450M of public debt was $3.2M & $9.5M for the 3Q and first nine months of ’11, respectively

42
2011 Fall EEI
SCG
BGC
CNG
$882
$913
$957
$1,002
$1,036
8%
42%
50%
8%
42%
50%
8%
42%
50%
8%
41%
51%
8%
41%
51%
$M
Amounts may not add due to rounding

Gas Distribution
2012-2016 Average Rate Base Forecast by Company

2011 Fall EEI
Previous 10-yr Capital Expenditure Forecast
43
*2010 Gas distribution CapEx reflects the full year amount; UIL ownership was for 6 weeks effective with the closing on the acquisition.
** Updated - February 23, 2011
*** Information as of November 2010, except for Gas distribution
Amounts may not add due to rounding
$M

44
2011 Fall EEI

Previous 5-yr Rate Base Forecast

2011 Fall EEI
CT RPS
45
Connecticut RPS Requirements
(Percentage of Retail Load)
Class 1 resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower (<5MW, began operation after July 1, 2003), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input)
Class 2 resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1,
1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-
energy facilities.

Class 3 include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after
January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)